Exhibit 10.9

FORM OF

WAIVER AND AGREEMENT

This Waiver and Agreement, dated as of the     day of        2005 (this “Agreement”) is being entered into by and between ITC HOLDINGS CORP., a corporation incorporated under the laws of the State of Michigan (the “Company”) and the person identified on Schedule A hereto (the “Executive”).  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Management Stockholder’s Agreement entered into by and between the Company and the Executive (the “Stockholder’s Agreement”).

WHEREAS, the Company contemplates issuing and selling shares of Common Stock in an initial public offering pursuant to a Registration Statement on Form S-1 (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) in accordance with applicable law (the “IPO”); and

WHEREAS, it is contemplated that International Transmission Holdings Limited Partnership (the “Partnership”) will also sell shares of Common Stock held by the Partnership in the IPO; and

WHEREAS, pursuant to the Stockholder’s Agreement, the Executive is entitled to register a portion of the Executive’s shares of Stock pursuant to the Registration Statement and, generally, in the same pro rata percentage, as the Partnership sells shares of Common Stock in the IPO (such entitlement, the “Piggyback Right”); and

WHEREAS, the Company desires that the Executive waive any rights the Executive may have to exercise the Executive’s Piggyback Right with respect to the shares of Stock that the Executive may register in connection with the contemplated IPO, the number of which shall be set forth on Schedule A attached hereto (such shares, the “IPO Piggyback Shares”), in exchange for the Company waiving certain restrictions on transferability that are currently imposed on a specified number of shares of Stock set forth on Schedule A attached hereto (which shares shall have a value (based on the public offering price of one share of Common Stock as set forth on the front page of the prospectus contained in the Registration Statement) that, after being reduced in the amount of taxes and deductions related to the sale of the Common Stock, is equal to $120,000) (the “Salable Shares”).

NOW, THEREFORE, for the mutual promises and consideration set forth herein, each of the Company and the Executive agree as follows:

SECTION 1.1.   Waivers.

(a)                                  Company Waiver.  Effective upon the closing of the contemplated IPO, the Company hereby waives those certain restrictions on transferability imposed on the Salable Shares pursuant to Section 3 of the Stockholder’s Agreement and Section 6 of that certain Restricted Stock Award Agreement between the Company and the Employee to the following extent:  at any time immediately following the date that is 180 days after the effective date of the Registration Statement, the Executive may sell or otherwise dispose of all or any portion of the Salable Shares pursuant to a registration statement on Form S-8 to be filed with the SEC by the Company concurrently with the contemplated IPO.

(b)                                 Executive Waiver.  Effective upon the closing of the contemplated IPO, Executive hereby waives the Executive’s Piggyback Right with respect to the IPO Piggyback Shares.

SECTION 1.2.  Miscellaneous.

(a)                                  Construction and Governing Law. This Agreement shall be construed together with, and as part of, the Stockholder’s Agreement, and shall be deemed an amendment thereto to the extent applicable.  This Agreement shall be governed in all respects by the laws of the State of Michigan, as such laws are applied to agreements to be performed entirely in such jurisdictions, and hereby incorporates by reference the provisions of Section 17 (Binding Effect), Section 20(b) (Arbitration), Section 20(d) (Legal Fees), and Section 24 (Notices) of the Stockholder’s Agreement.

(b)                                 Termination of Agreement.  This Agreement shall terminate and be of no further force and effect on such date as the Company reasonably determines that the contemplated IPO will not occur, in which case the Company shall promptly provide Executive written notice of such determination, which notice shall contain the date on which this Agreement has terminated.

(c)                                  Amendment.  Subject to Section 1.3(a) above, this Agreement may only be amended or modified by written agreement by each of the Company and the Executive.

(d)                                 Counterparts.  This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

This Agreement shall become effective as of the date and year first written above.

ITC HOLDINGS CORP.

By:
Name:
Title:

EXECUTIVE

Name:

Schedule A

[Executive]

IPO Piggyback Shares:

Salable Shares:

FORM OF

WAIVER AND AGREEMENT

This Waiver and Agreement, dated as of the     day of        2005 (this “Agreement”) is being entered into by and between ITC HOLDINGS CORP., a corporation incorporated under the laws of the State of Michigan (the “Company”) and the person identified on Schedule A hereto (the “Executive”).  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Management Stockholder’s Agreement entered into by and between the Company and the Executive (the “Stockholder’s Agreement”).

WHEREAS, the Company contemplates issuing and selling shares of Common Stock in an initial public offering pursuant to a Registration Statement on Form S-1 (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) in accordance with applicable law (the “IPO”); and

WHEREAS, it is contemplated that International Transmission Holdings Limited Partnership (the “Partnership”) will also sell shares of Common Stock held by the Partnership in the IPO; and

WHEREAS, pursuant to the Stockholder’s Agreement, the Executive is entitled to register a portion of the Executive’s shares of Stock pursuant to the Registration Statement and, generally, in the same pro rata percentage, as the Partnership sells shares of Common Stock in the IPO (such entitlement, the “Piggyback Right”); and

WHEREAS, the Company desires that the Executive waive any rights the Executive may have to exercise the Executive’s Piggyback Right with respect to the shares of Stock that the Executive may register in connection with the contemplated IPO, the number of which shall be set forth on Schedule A attached hereto (such shares, the “IPO Piggyback Shares”), in exchange for the Company waiving certain restrictions on transferability that are currently imposed on a specified number of shares of Stock set forth on Schedule A attached hereto (which shares shall have a value (based on the public offering price of one share of Common Stock as set forth on the front page of the prospectus contained in the Registration Statement) that, after being reduced in the amount of taxes and deductions related to the sale of the Common Stock, is equal to $100,000) (the “Salable Shares”) and for the Company granting the IPO Option (as defined in Section 1.2 below).

NOW, THEREFORE, for the mutual promises and consideration set forth herein, each of the Company and the Executive agree as follows:

SECTION 1.1.   Waivers.

(a)                                  Company Waiver.  Effective upon the closing of the contemplated IPO, the Company hereby waives those certain restrictions on transferability imposed on the Salable Shares pursuant to Section 3 of the Stockholder’s Agreement and Section 6 of that certain Restricted Stock Award Agreement between the Company and the Employee to the following extent:  at any time immediately following the date that is 180 days after the effective date of the Registration Statement, the Executive may sell or otherwise dispose of all or any portion of the Salable Shares pursuant to a registration statement on Form S-8 to be filed with the SEC by the Company concurrently with the contemplated IPO.

(b)                                 Executive Waiver.  Effective upon the closing of the contemplated IPO, Executive hereby waives the Executive’s Piggyback Right with respect to the IPO Piggyback Shares.

SECTION 1.2.   Grant of Options.  On the date the IPO is completed (which for the avoidance of doubt shall be the date on which the prospectus contained in the Registration Statement is filed with the SEC pursuant to Rule 424(b) under the Act) (the “Grant Date”), the Company shall grant to Executive an option to purchase 6,667 shares of Common Stock (the “IPO Option”).  The IPO Option shall have a per share exercise price equal to the public offering price of one share of Common Stock set forth on the cover of the prospectus contained in the Registration Statement filed with the SEC pursuant to Rule 424(b) under the Act (which for the avoidance of doubt shall be the fair market value of one share of Common Stock on the Grant Date), shall have a vesting schedule of 20% per year beginning on the first anniversary of the Grant Date, and shall otherwise be subject to the terms and conditions of the Option Plan and a non-qualified stock option agreement containing terms and conditions that are substantially the same as the terms and conditions to which currently outstanding options to purchase Common Stock held by the Executive are subject.

SECTION 1.3.   Miscellaneous.

(a)                                  Construction and Governing Law. This Agreement shall be construed together with, and as part of, the Stockholder’s Agreement, and shall be deemed an amendment thereto to the extent applicable.  This Agreement shall be governed in all respects by the laws of the State of Michigan, as such laws are applied to agreements to be performed entirely in such jurisdictions, and hereby incorporates by reference the provisions of Section 17 (Binding Effect), Section 20(b) (Arbitration), Section 20(d) (Legal Fees), and Section 24 (Notices) of the Stockholder’s Agreement.

(b)                                 Termination of Agreement.  This Agreement shall terminate and be of no further force and effect on such date as the Company reasonably determines that the contemplated IPO will not occur, in which case the Company shall promptly provide Executive written notice of such determination, which notice shall contain the date on which this Agreement has terminated.

(c)                                  Amendment.  Subject to Section 1.3(a) above, this Agreement may only be amended or modified by written agreement by each of the Company and the Executive.

(d)                                 Counterparts.  This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

This Agreement shall become effective as of the date and year first written above.

ITC HOLDINGS CORP.

By:
Name:
Title:

EXECUTIVE

Name:

Schedule A

[Executive]

IPO Piggyback Shares:

Salable Shares: